UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2014

Energy XXI (Bermuda) Limited

(Exact name of registrant as specified in its charter)

BERMUDA	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM

1179, Hamilton HM EX, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-2244

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously disclosed, on June 3, 2014, Energy XXI (Bermuda) Limited, an exempted company under the laws of Bermuda (the “Company”), completed its acquisition of EPL Oil & Gas, Inc. (“EPL”).

This Current Report on Form 8-K provides the financial statement information required by Item 9.01 of Form 8-K.

Item 9.01 – Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited consolidated balance sheets of EPL at December 31, 2013 and 2012 and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for each of the three years ended December 31, 2013 and the Report of Independent Registered Public Accounting Firm issued by PricewaterhouseCoopers LLP, independent registered public accounting firm, as well as the unaudited financial statements of EPL at March 31, 2014 and for the three month periods ended March 31, 2014 and 2013, are included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company at March 31, 2014 and unaudited pro forma condensed combined statements of operations for the nine months ended March 31, 2014 and the year ended June 30, 2013 are included as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited consolidated balance sheets of EPL at December 31, 2013 and 2012 and the related consolidated statements of operations, changes in shareholders’ equity and cash flows for each of the three years ended December 31, 2013 and the Report of Independent Registered Public Accounting Firm issued by PricewaterhouseCoopers LLP, independent registered public accounting firm, and the unaudited financial statements of EPL at March 31, 2014 and for the three month periods ended March 31, 2014 and 2013.

99.2	Unaudited pro forma condensed combined balance sheet of the Company at March 31, 2014 and unaudited pro forma condensed combined statements of operations for the nine months ended March 31, 2014 and the year ended June 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Energy XXI (Bermuda) Limited

Date: August 18, 2014	By:	/s/ David West Griffin
Name: David West Griffin
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited consolidated balance sheets of EPL at December 31, 2013 and 2012 and the related consolidated statements of operations, changes in shareholders’ equity and cash flows for each of the three years ended December 31, 2013 and the Report of Independent Registered Public Accounting Firm issued by PricewaterhouseCoopers LLP, independent registered public accounting firm, and the unaudited financial statements of EPL at March 31, 2014 and for the three month periods ended March 31, 2014 and 2013.

99.2	Unaudited pro forma condensed combined balance sheet of the Company at March 31, 2014 and unaudited pro forma condensed combined statements of operations for the nine months ended March 31, 2014 and the year ended June 30, 2013.